BUCKEYE TECHNOLOGIES INC.

                                CREDIT AGREEMENT

                                 Amendment No. 3

         This Agreement, dated as of March 18, 2002 (this "Agreement"), is among Buckeye Technologies Inc., a Delaware corporation, its subsidiaries set forth on the signature pages hereto, and Fleet National Bank, as Agent for itself and the other Lenders under the Credit Agreement referred to below. The parties agree as follows:

1. Credit Agreement; Definitions. This Agreement amends the Credit Agreement dated as of April 16, 2001 among the parties hereto and certain lenders (as amended and in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used with the meaning so defined.

2. Amendment of Credit Agreement. Effective on the date all the conditions set forth in Section 5 hereof are satisfied (the "Amendment Date"), the Credit Agreement is amended as follows:

                2.1.     Amendments of Section 1.

                2.1.1. The definition of "Applicable Margin" in Section 1 of the Credit Agreement is amended to read in its entirety as follows:

                         "Applicable Margin" means (a) through the third
                  Banking Day after quarterly financial statements have been forwarded by the Company to the Lenders in accordance with
                  Section 6.4.2 for the fiscal quarter ended March 31, 2001, the second highest applicable percentage rate set forth in the table below and (b) on each day thereafter, the percentage in the table below indicated by the ratio which (a) Consolidated Total Net Debt on the last day of the most recently ended fiscal quarter for which financial statements have been (or are required to have been) furnished by the Company to the Lenders in accordance with Section 6.4.1 or 6.4.2, as the case may be, prior to the first day of such month bore to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters ended on the last day of such fiscal quarter:

   Ratio of Consolidated Total Net         LIBOR                 Base Rate         Commitment
     Debt to Consolidated EBITDA      Applicable Margin       Applicable Margin      Fee Rate
     ---------------------------      -----------------       -----------------      --------
   Greater than or equal to 5.25           3.750%                   2.250%            0.500%






   Greater than or equal to 4.75            3.250%                   1.750%           0.400%
   but less than 5.25

   Greater than or equal to 4.25            3.000%                   1.750%           0.400%
   but less than 4.75

   Less than 4.25                           2.750%                   1.750%           0.375%


   Changes in the Applicable Margin shall occur on the third Banking Day after quarterly financial statements have been furnished to the Agent in accordance with Sections 6.4.1 or 6.4.2 from time to time. In the event that the financial statements required to be delivered pursuant to Section 6.4.1 or 6.4.2, as applicable, are not delivered when due, then during the period from the third Banking Day following the date such financial statements were due until the third Banking Day following the date on which they are actually delivered, the Applicable Margin shall be the maximum amount set forth in the table above.

            Commencing on the effective date of Amendment No. 3 hereto, the Applicable Margin will be 3.75% for interest computed on the basis of the LIBOR Rate and 2.25% for interest computed on the basis of the Base Rate and the Commitment Fee Rate will be 0.500% until financial statements for the first fiscal quarter ending after such effective date are provided to the Lenders by the Company in accordance with
   Section 6.4.2, whereupon the Applicable Margin and the Commitment Fee Rate will be determined in accordance with the table above."

                2.1.2. The definition of "Base Rate" in Section 1 of the Credit Agreement is amended to read in its entirety as follows:

                 "Base Rate" means, on any date, the sum of the Applicable Margin plus the greater of (a) the rate of interest announced by Fleet at the Boston Office as its prime rate or (b) the sum of 1/2% plus the Federal Funds Rate."

                2.1.3. The definition of "Consolidated Total Net Senior Debt" in Section 1 of the Credit Agreement is amended to read in its entirety as follows:

                  "Consolidated Total Net Senior Debt" means, at any date, the remainder of (a) Consolidated Total Net Debt minus (b) the principal amount of Financing Debt contractually subordinated to the Credit Obligations in a manner permitted hereby or otherwise satisfactory to the Required Lenders minus (c) the outstanding principal amount of the Stac-Pac notes described in Exhibit 7.7."

                2.1.4. The definition of "Subsidiary" in Section 1 of the Credit Agreement is amended to read in its entirety as follows:

                  "Subsidiary" means any Person of which the Company (or other specified Person) shall at the time, directly or indirectly through one or more of its Subsidiaries, (a) own at least 50% of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally, (b) hold at least 50% of the partnership, joint venture or similar interests or (c) be a general partner or joint venturer, provided, however, that Buckeye Receivables Inc. shall not be deemed a "Subsidiary" so long as its operations are limited to implementing and facilitating the Receivables Securitization."

                2.1.5. The definition of "Swingline Rate" in Section 1 of the Credit Agreement is amended to read in its entirety as follows:

                  "Swingline Rate" means the rate equal to the sum of (a) the Applicable Rate calculated on the basis of the Base Rate, minus
         (i) 1/2% per annum at any time when Consolidated Total Net Debt is less than 525% of Consolidated EBITDA for the most recent period of four consecutive fiscal quarters for which financial reports have been (or are required to have been) furnished to the Lenders in accordance with
         Section 6.4.2 and (ii) 0% at all other times, plus (b) an additional
         2% per annum effective on the day the Agent notifies the Company that the interest rates hereunder are increasing as a result of the occurrence and continuance of an Event of Default until the earlier of such time as (i) such Event of Default is no longer continuing or
         (ii) such Event of Default is deemed no longer to exist, in each case pursuant to Section 8.3."

                2.2. Amendment of Section 2.1.2. Section 2.1.2 of the Credit Agreement is amended to read in its entirety as follows:

               "2.1.2. Maximum Amount of Revolving Credit. The term "Maximum Amount of Revolving Credit" means the lesser of:

               (a)(i) $215,000,000 minus (ii) Net Asset Sale Proceeds to the extent (A) such Net Asset Sale Proceeds exceed both (1) $5,000,000 in any fiscal year and (2) $25,000,000 in the aggregate after the Initial Closing Date and (B) the amount of such excess in the foregoing clause
         (A) is not allocated to an effective Permitted Reinvestment Reserve Amount, minus (iii) Receivables Securitization Proceeds to the extent such Receivables Securitization Proceeds exceed $30,000,000 in the aggregate after the Initial Closing Date, minus (iv) (A) prior to March 31, 2003: (1) if at the time of receipt of Net Equity Proceeds, Consolidated EBITDA minus Capital Expenditures of the Company and its Subsidiaries is greater than 200% of Consolidated Interest Expense for the most recent period of four consecutive fiscal quarters for which financial reports have been (or are required to have been) furnished to the Lenders in accordance with Section 6.4.2, the sum of
         (x) 50% of the Net Equity Proceeds in excess of $30,000,000 in the aggregate but less than or equal to $50,000,000 in the aggregate plus
         (y) 100% of the Net Equity Proceeds in excess of $50,000,000 in the aggregate or (2) otherwise (x) 0% of Net Equity Proceeds less than or equal to $50,000,000 in the aggregate and (y) 100% of the Net Equity Proceeds in excess of $50,000,000 in the aggregate and (B)from on and after March 31, 2003, Net Equity Proceeds received at any time when Consolidated Total Net Debt is greater than 350% of Consolidated EBITDA for the most recent period of four consecutive fiscal quarters for which financial reports have been (or are required to have been) furnished to the Lenders in accordance with Section 6.4.2, minus
         (v) $15,000,000 at any time when neither a Supported Irish Loan nor a Letter of Credit for the benefit of an Irish Lender is outstanding; or

               (b) the amount (in an integral multiple of $1,000,000) to which the Maximum Amount of Revolving Credit shall have been irrevocably reduced from time to time by notice from the Company to the Agent."

                2.3. Amendment of Section 4.2.5. Section 4.2.5 of the Credit Agreement is amended to read in its entirety as follows:

                        "4.2.5. Net Equity Proceeds. Upon receipt of Net Equity
                Proceeds by the Company or any of its Subsidiaries (a) prior to March 31, 2003: (1) at any time when Consolidated EBITDA minus Capital Expenditures of the Company and its Subsidiaries is greater than 200% of Consolidated Interest Expense for the most recent period of four consecutive fiscal quarters for which financial reports have been (or are required to have been) furnished to the Lenders in accordance with Section 6.4.2 the Company shall within one Banking Day pay to the Agent as a prepayment of the Loan to be applied as provided in Section
                4.4.2 the lesser of (i) the sum of (A) 50% of the amount of such Net Equity Proceeds in excess of $30,000,000 in the aggregate but less than or equal to $50,000,000 in the aggregate plus
                (B) 100% of the amount of such the Net Equity Proceeds in excess of $50,000,000 in the aggregate or (ii) the amount of the Revolving Loan or (2) otherwise the Company shall within one Banking Day pay to the Agent as a prepayment of the Loan to be applied as provided in Section 4.4.2 the lesser of (i) 100% of the amount of such the Net Equity Proceeds in excess of $50,000,000 in the aggregate or (ii) the amount of the Revolving Loan or (b) from on or after March 31, 2003, at any time when Consolidated Total Net Debt is greater than 350% of Consolidated EBITDA for the most recent period of four consecutive fiscal quarters for which financial reports have been (or are required to have been) furnished to the Lenders in accordance with
                Section 6.4.2, the Company shall within one Banking Day pay to the Agent as a prepayment of the Loan to be applied as provided in Section 4.4.2 the lesser of (i) the amount of such Net Equity Proceeds or (ii) the amount of the Revolving Loan."

                        2.4. Amendment of Section 6.5.2. Section 6.5.2 of the Credit Agreement is amended to read in its entirety as follows:

                "6.5.2. Consolidated Total Net Debt to Consolidated EBITDA. Consolidated Total Net Debt as of the end of any fiscal quarter of the Company shall not exceed the applicable percentage set forth in the table below of Consolidated EBITDA for the period of four consecutive fiscal quarters then ending:

          Fiscal Quarter Ending                          Percentage
          ---------------------                          ----------
          December 31, 2001                              650%
          March 31, 2002                                 785%
          June 30, 2002                                  840%
          September 30, 2002                             830%
          December 31, 2002                              810%
          March 31, 2003                                 710%
          June 30, 2003                                  635%
          September 30, 2003                             375%
               through December 31, 2003
          March 31, 2004                                 350%"
               and thereafter


                        2.5. Amendment of Section 6.5.3. Section 6.5.3 of the Credit Agreement is amended to read in its entirety as follows:

                  "6.5.3. Consolidated EBITDA to Consolidated Interest Expense. For each period of four consecutive fiscal quarters of the Company, Consolidated EBITDA shall equal or exceed the percentage of Consolidated Interest Expense set forth in the table below:

          Fiscal Quarter Ending                    Percentage
          ---------------------                    ----------
          December 31, 2001                        215%
          March 31, 2002                           185%
          June 30, 2002                            170%
          September 30, 2002                       170%
          December 31, 2002                        175%
          March 31, 2003                           200%
          June 30, 2003                            220%
          September 30, 2003                       325%"
            and thereafter

                        2.6. Amendment of Section 6.5.4. Section 6.5.4 of the Credit Agreement is amended to read in its entirety as follows:

                  "6.5.4. Consolidated EBITDA Minus Capital Expenditures to Consolidated Interest Expense. For each period of four consecutive fiscal quarters of the Company, the excess of Consolidated EBITDA minus Capital Expenditures of the Company and its Subsidiaries shall equal or exceed the percentage of Consolidated Interest Expense set forth in the table below; provided, however, that for the purposes of this Section 6.5.4, Capital Expenditures shall exclude capital expenditures for the construction of an air-laid facility in Gaston, North Carolina in an amount not exceeding $85,000,000 for any fiscal quarter and $95,000,000 in the aggregate:

          Fiscal Quarter Ending                Percentage
          ---------------------                ----------
          December 31, 2001                    100%
          March 31, 2002                       115%
          June 30, 2002                        115%
          September 30, 2002                   110%
          December 31, 2002                    110%
          March 31, 2003                       125%
          June 30, 2003                        140%
          September 30, 2003                   175%"
             and thereafter


                        2.7. Amendment of Section 6.5.5. Section 6.5.5 of the Credit Agreement is amended to read in its entirety as follows:

                 "6.5.5. Consolidated Total Net Senior Debt to Consolidated EBITDA. Consolidated Total Net Senior Debt as of the end of any fiscal quarter of the Company set forth in the table below shall not exceed the applicable percentage set forth in the table below of Consolidated EBITDA for the period of four consecutive fiscal quarters then ending:

          Fiscal Quarter Ending                      Percentage
          ---------------------                      ----------
          December 31, 2001                          270%
          March 31, 2002                             330%
          June 30, 2002                              335%
          September 30, 2002                         325%
          December 31, 2002                          315%
          March 31, 2003                             265%
          June 30, 2003                              235%
          September 30, 2003                         225%"
              and thereafter

                        2.8. Addition of Section 6.5.6. Section 6.5 of the Credit Agreement is amended by adding immediately after Section
                 6.5.5 new Section 6.5.6 to read in its entirety as follows:

                                "6.5.6. Capital Expenditures. The aggregate
                        amount of Capital Expenditures for any period of four consecutive fiscal quarters shall not exceed (a) $45,000,000 for such periods ending prior to June 30, 2002 and (b) $55,000,000 for such periods ending after June 29, 2002 and prior to June 30, 2003; provided, however, that for purposes of this Section 6.5.6, Capital Expenditures shall exclude capital expenditures for the construction of an airlaid facility in Gaston, North Carolina in an amount not exceeding $85,000,000 for any fiscal quarter and $95,000,000 in the aggregate."

         3.     Certain Consents.

                        3.1. Notwithstanding Section 8.1.12 of the Credit Agreement, the Lenders consent to the Company's providing the Lenders with a perfected security interest in Buckeye Lumberton Inc d/b/a/ Buckeye Gaston's real property located in Gaston County, North Carolina after December 31, 2001 but prior to February 2, 2002.

                        3.2. The Lenders consent to the transfer by the Company of all or a portion of the capital stock of Buckeye Technologies Ireland Ltd (Ireland) to one or more wholly owned Subsidiaries (other than any Foreign Subsidiaries); provided, however, that any such wholly owned Subsidiary joins the Credit Agreement as a Guarantor and joins the Security Agreement as an Obligor, in accordance with Section 9.9 of the Credit Agreement; and provided, further, that any such wholly owned Subsidiary grants and assigns to the Agent for the benefit of the Lenders a security interest in such capital stock to the extent required by the Security Agreement.

                        3.3. Notwithstanding Section 6.10 of the Credit Agreement, the Lenders consent to the transfer by Buckeye Lumberton Inc. of certain assets to Buckeye Mt. Holly LLC.

        4. Special Covenant. The Company agrees that by August 31, 2002 it shall sell its nonredeemable capital stock on arm's length terms in return for at least $30,000,000 in net sale proceeds.

        5. Representations and Warranties. In order to induce the Agent and the documentation agents to enter into this Agreement, each of the Company and the Guarantors jointly and severally represents and warrants that after giving effect to this Agreement, (a) no Default exists and (b) the representations and warranties contained in Section 7 of the Credit Agreement are true and correct in on and as of the date hereof with the same force and effect as though made on and as of such date (except as to any representation or warranty which refers to a specific earlier date).

        6.      Conditions to Effectiveness.

                        6.1. Proper Proceedings. This Agreement, each other Credit Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary proceedings of the Company and the Guarantors. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person with respect to any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect. The Agent shall have received copies of all documents, including acquisition agreements, certificates, records of corporate and partnership proceedings and opinions of counsel, which the Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate, partnership or governmental authorities.

                        6.2. Payment of Fees and Expenses. The Company shall have paid to the Agent (a) for the account of the Lenders, an amendment fee in an amount equal to 0.25% of the respective Commitments of the Lenders and (b) the reasonable legal fees and expenses of the Agent with respect to this Agreement and the transactions contemplated hereby.

        7. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Interest and fees under the Credit Agreement shall be calculated for all periods as provided in the Amended Credit Agreement. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.


                 [The rest of this page is intentionally blank]

8752335.9

         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                           BUCKEYE TECHNOLOGIES INC.
                           BUCKEYE FLORIDA CORPORATION
                           BUCKEYE FOLEY CORPORATION
                           BUCKEYE LUMBERTON INC.
                           BKI FINANCE CORPORATION
                           BKI INTERNATIONAL INC.

                           By: /S/ GAYLE L. POWELSON
                               ---------------------
                               As an authorized officer of each of the
                               foregoing corporations

                           BUCKEYE FLORIDA, LIMITED PARTNERSHIP
                           By Buckeye Florida Corporation, general partner

                           By: /S/ GAYLE L. POWELSON
                               ---------------------
                               Title:

                           BUCKEYE  MT. HOLLY LLC
                           By Buckeye Lumberton Inc., manager

                           By: /S/ GAYLE L. POWELSON
                               ---------------------
                               Title:

                           BKI ASSET MANAGEMENT CORPORATION
                           BKI HOLDING CORPORATION

                           By: /S/ FRANCIS B. JACOBS
                               ---------------------
                               Title: PRESIDENT

                           BKI LENDING INC.

                           By: /S/ DORIS J. KRICK
                               ------------------
                               Title: PRESIDENT

                           BFC I CORP.

                           By: /S/ DORIS J. KRICK
                               ------------------
                               Doris J. Krick, Secretary

                           BFOL 1 CORP.

                           By: /S/ DORIS J. KRICK
                               ------------------
                               Doris J. Krick, President

                           BFC 2  LP
                           By:  BFOL 1 Corp., its general partner

                           By:  /S/ DORIS J. KRICK
                                ------------------
                                Doris J. Krick, President


                           BFOL 2 LP
                           By:  BFC I Corp., its general partner

                           By:  /S/ DORIS J. KRICK
                                ------------------
                                Doris J. Krick, Secretary

                           BFC 3 LLC
                           By:  BFOL 2 LP, its manager
                                By: BFC I Corp., its general partner

                                    By:  /S/ DORIS J. KRICK
                                         ------------------
                                         Doris J. Krick, Secretary

                           BFOL 3 LLC
                           By:  BFC 2 LP, its manager
                                By: BFOL 1 Corp., its general partner

                                    By:  /S/ DORIS J. KRICK
                                         ------------------
                                         Doris J. Krick, President


                            MERFIN SYSTEMS INC.

                            By: /S/ GAYLE L. POWELSON
                                ---------------------
                                Title:

                            FLEET NATIONAL BANK

                            By /S/ THOMAS J. MAHONEY
                               ---------------------
                               Title: DIRECTOR


                            ABN AMRO BANK, N.V.

                            By /S/ JUDITH M. BRESNEN
                               ---------------------
                               Title: GROUP VICE PRESIDENT


                            By: /S/ JOHN M. PASTORE
                                -------------------
                                Title: ASSISTANT VICE PRESIDENT

                            BANK OF AMERICA, N.A.

                            By /S/ THOMAS BRANYAN
                               ------------------
                               Title: SR. VICE PRESIDENT


                            THE BANK OF NOVA SCOTIA

                            By /S/ M. D. SMITH
                               ---------------
                               Title: AGENT, OPERATIONS


                            FIRST PIONEER FARM CREDIT, ACA

                            By /S/ JIM PAPAI
                               -------------
                               Title: COMMERCIAL LOAN OFFICER

                            FIRST UNION NATIONAL BANK

                            By /S/ SHAWN JANKS
                               ---------------
                               Title: VICE PRESIDENT


                            FIRSTAR BANK, NATIONAL ASSOCIATION

                            By /S/ DOUGLAS S. DUNBAR
                               ---------------------
                               Title: VICE PRESIDENT

                            TORONTO DOMINION (TEXAS), INC.

                            By /S/ ANN S. SLANIS
                               -----------------
                               Title: VICE PRESIDENT


                            UNION PLANTERS BANK, NA

                            By /S/ CRAIG E. GARDELLA
                               ---------------------
                               Title: SR. VICE PRESIDENT


                            WACHOVIA BANK, NA

                            By /S/ SHAWN JANKS
                               ---------------
                               Title: VICE PRESIDENT